                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 16, 1999



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          0-23108                  Not Applicable
--------                          -------                  --------------
(State of                         (Commission              (IRS Employer
organization)                     File Number)             Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                    19720
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184


                                Not Applicable
                ----------------------------------------------
                (Former address, if changed since last report)


                                 Page 1 of 147
                         Index to Exhibits is on page 8

Item 5.  Other Events

A)  Series 1993-1:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders' Statement for the January 1999 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)  Series 1993-2:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders' Statement for the January 1999 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)  Series 1993-3:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders' Statement for the January 1999 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)  Series 1994-2:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders' Statement for the January 1999 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(d) hereto.

E)  Series 1994-3:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders' Statement for the January 1999 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(e) hereto.

F)  Series 1994-A:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders' Statement for the January 1999 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(f) hereto.

G)  Series 1995-1:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders' Statement for the January 1999 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(g) hereto.

H)  Series 1995-2:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(h) hereto.

I)  Series 1995-3:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(i) hereto.

J)  Series 1996-1:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(j) hereto.

K)  Series 1996-2:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(k) hereto.

L)  Series 1996-3:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(l) hereto.

M)  Series 1996-4:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(m) hereto.

N)  Series 1997-1:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1997-1, which is attached as Exhibit 20(n) hereto.

O)  Series 1997-2:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1997-2, which is attached as Exhibit 20(o) hereto.

P)  Series 1997-3:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1997-3, which is attached as Exhibit 20(p) hereto.

Q)  Series 1997-4:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1997-4, which is attached as Exhibit 20(q) hereto.

R)  Series 1998-1:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1998-1, which is attached as Exhibit 20(r) hereto.

S)  Series 1998-2:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1998-2, which is attached as Exhibit 20(s) hereto.

T)  Series 1998-3:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1998-3, which is attached as Exhibit 20(t) hereto.

U)  Series 1998-4:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1998-4, which is attached as Exhibit 20(u) hereto.

V)  Series 1998-6:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1998-6, which is attached as Exhibit 20(v) hereto.

W)  Series 1998-7:
    --------------
On February 16, 1999 the Registrant made available the Monthly
Certificateholders Statement for the January 1999 Due Period with respect to Series 1998-7, which is attached as Exhibit 20(w) hereto.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
c) Exhibits


Exhibit No.      Description
-----------      -----------
20(a)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1993-1.

20(b)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1993-2.

20(c)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1993-3.

20(d)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1994-2.

20(e)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1994-3.

20(f)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1994-A.

20(g)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1995-1.

20(h)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1995-2.

20(i)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1995-3.

20(j)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1996-1.

20(k)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1996-2.

20(l)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1996-3.

20(m)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1996-4.

20(n)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1997-1.

20(o)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1997-2.

20(p)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1997-3.

20(q)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1997-4.

20(r)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-1.

20(s)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-2.

20(t)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-3.

20(u)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-4.

20(v)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-6.

20(w)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-7.

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                                    By:    GREENWOOD TRUST COMPANY
                                           as originator of the Trust


                                    By:        John J. Coane
                                        ---------------------------------------
                                           John J. Coane
                                           Vice President, Chief Accounting
                                           Officer and Treasurer


Date: February 16, 1999

                                 EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
20(a)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1993-1.

20(b)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1993-2.

20(c)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1993-3.

20(d)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1994-2.

20(e)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1994-3.

20(f)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1994-A.

20(g)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1995-1.

20(h)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1995-2.

20(i)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1995-3.

20(j)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1996-1.

20(k)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1996-2.

20(l)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1996-3.

20(m)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1996-4.

20(n)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1997-1.

20(o)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1997-2.

20(p)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1997-3.

20(q)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1997-4.

20(r)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-1.

20(s)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-2.

20(t)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-3.

20(u)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-4.

20(v)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-6.

20(w)            Monthly Certificateholders' Statement, related to the Due
                 Period ending January 31, 1999, for Series 1998-7.